EXHIBIT 24


                                POWER OF ATTORNEY


         Each of the undersigned directors and officers of Medtronic, Inc., a Minnesota corporation ("Medtronic"), hereby constitutes and appoints ARTHUR D. COLLINS, JR. and DAVID J. SCOTT, or either of them, their true and lawful attorney's-in-fact and agents, each with full power and authority to act as such without the other, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with Medtronic's registration of shares underlying any stock award plans or programs of Minimed Inc. and Medical Research Group in compliance with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state Blue Sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned to the registration Statement on Form S-8 therefore, to any amendment to such Registration Statement, and to any instrument or document filed with said Commission as a part of or in connection with such registration Statement or any amendment thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.


         /s/ Michael R. Bonsignore          /s/ Antonio M.Gotto
         -------------------------          --------------------
         Michael R. Bonsignore              Antonio M. Gotto, Jr., M.D., D.Phil.

         /s/ William R. Brody               /s/ Bernadine P. Healy
         --------------------               ----------------------
         William R. Brody, M.D., Ph.D.      Bernadine P. Healy, M.D.

         /s/ Paul W. Chellgren              /s/ Glen D. Nelson
         ---------------------              ------------------
         Paul W. Chellgren                  Glen D. Nelson, M.D.

         /s/ Arthur D. Collins, Jr.         /s/ Denise M. O'Leary
         --------------------------         ---------------------
         Arthur D. Collins, Jr.             Denise M. O'Leary

                                            /s/ Jean-Pierre Rosso
         ----------------------------       ---------------------
         Frank L. Douglas, M.D., Ph.D       Jean-Pierre Rosso

         /s/ William W. George              /s/ Jack W. Schuler
         ----------------------             -------------------
         William W. George                  Jack W. Schuler

                                            /s/ Gordon M. Sprenger
                                            -------------------
                                            Gordon M. Sprenger